ANNUAL REPORT
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                                [GRAPHIC OMITTED]

                                    Financial
                                 Industries Fund

                                OCTOBER 31, 1997

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

================================================================================

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                              DENNIS S. ARONOWITZ*
                            RICHARD P. CHAPMAN, JR.*
                              WILLIAM J. COSGROVE*
                               DOUGLAS M. COSTLE*
                                LELAND O. ERDAHL*
                               RICHARD A. FARRELL*
                                 GAIL D. FOSLER*
                               WILLIAM F. GLAVIN*
                                 ANNE C. HODSDON
                               DR. JOHN A. MOORE*
                             PATTI MCGILL PETERSON*
                                 JOHN W. PRATT*
                               RICHARD S. SCIPIONE
                               EDWARD J. SPELLMAN*
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                               ROBERT G. FREEDMAN
                                Vice Chairman and
                            Chief Investment Officer
                                 ANNE C. HODSDON
                                    President
                                 JAMES B. LITTLE
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                  Second Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              PRICE WATERHOUSE LLP
                               160 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

      The stock market in 1997 has been anything but dull. Investors have been treated to record-breaking performance by the Dow Jones Industrial Average, but with record-breaking volatility. After two years of strong advances amid relatively little volatility, the market's recent sharp drops and enormous rebounds have caused a fair share of investor concern.

      The latest round came in October and was largely due to uncertainty in foreign markets. Southeast Asia sneezed and the rest of the world caught a cold. On October 27, the Dow experienced its largest one-day point decline, dropping 554 points. In percentage terms, however, that roughly 7% decline didn't even register on the list of 10 largest drops. The next day, the market bounced right back, as the Dow had a record one-day vault of 337 points. In short order, the U.S. market had stabilized, yet many markets remained edgy as investors sorted out the Asian turmoil and its implications on economic growth, interest rates and corporate earnings.

--------------------------------------------------------------------------------
A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.
--------------------------------------------------------------------------------

      In the face of such uncertainty, a trusted investment professional can be your best ally. Now, more than ever, your investment professional can help you take the emotion out of investment decisions. At a time when your instincts might have you react to the heat of the market's moment, your investment professional can serve as an objective voice to put current events in a longer-term perspective. He or she can also help you evaluate your investments in any market environment to ensure that they fit your risk tolerance and time horizons. On an ongoing basis, your investment professional is there for you to check out new investment ideas or to get an informed opinion about current economic and market conditions.

      We encourage you to take advantage of this important resource. Working together, you can draw up a detailed road map to help reach your financial destination regardless of the conditions along the way.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 BY JAMES K. SCHMIDT, CFA, AND THOMAS FINUCANE,
                              CO-PORTFOLIO MANAGERS

                             John Hancock Financial
                                Industries Fund

             Financial stocks among the leaders in a strong market; earnings fundamentals on track, despite recent jitters

The last 12 months were rewarding for stock investors, albeit occasionally nerve-wracking. The markets brought their 1996 winning streak into the beginning of 1997, but saw their progress slowed by inflationary concerns and rising interest rates in March and April. After a mild sell-off, stocks resumed their upward trajectories in the spring and summer, as investors basked in the warm sunshine of a benign economic expansion that drove corporate earnings higher and eased inflationary concerns. The market stayed on this positive track until very recently, when trepidations over the slowdown in Asia spooked investors in the U.S. markets. Despite recent softness, the Standard & Poor's 500 Stock Index, a commonly used gauge for the broader stock market, returned 32.10% for the last 12 months, including reinvested dividends.

      Over the same period, financial stocks outperformed the broader market. For the 12 months ended October 31, 1997, John Hancock Financial Industries Fund's Class A shares posted a total return of 37.19%, compared to the 41.27% result for the average financial services fund, according to Lipper Analytical Services, Inc.1 The Fund's Class B shares began on January 14, 1997, and from inception through October 31, 1997 returned 24.06%. Please see

"...financial stocks
outperformed the broader market."

--------------------------------------------------------------------------------
A 2 1/4" x 3 3/4" photo of the portfolio management team at bottom right hand corner. Caption reads: "Jim Schmidt (l) and Tom Finucane (r), Co-Portfolio managers."
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                                        3
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                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
A chart entitled "Top Five Common Stock Holdings" at top left hand column. Within the chart, there are five listings; 1) General RE Corp. 2.0%; 2) Chase Manhattan Corp. 1.9%; 3) Associates First Capita; Corp. 1.8%; 4) Salomon, Inc. 1.8%; 5) American Express Corp. 1.8%. A footnote below states " As a percentage of net assets on October 31, 1997."
--------------------------------------------------------------------------------

pages seven and eight for longer-term performance information. The Fund outperformed its peers in the second half of the fiscal year, but our result for the year was slightly below average due to a lag in the first half of the period. As we discussed in the semiannual report dated April 30, the Fund was held back early on due to temporarily high cash balances while the Fund multiplied in size at the beginning of the year.

Leaders and laggards

Leading the pack over the last year have been the brokerage stocks, propelled by buoyant markets and continued merger activity. As noted in our semiannual report, the Federal Reserve's newly relaxed rules governing bank securities powers engendered a spate of takeover activity. The Morgan Stanley-Dean Witter, Alex Brown-Bankers Trust and Montgomery-NationsBank deals are all indirectly or directly born from this regulatory change. We also expect additional acquisitions of regional brokerage houses, perhaps involving Fund holdings, by commercial banks in the not-too-distant future. Also climbing to new highs this year were the stocks of asset managers, driven by strong markets and robust mutual fund sales. Bank and insurance stocks have also posted healthy returns in response to in-line earnings and continued consolidation activity.

      The weakest performing stocks in the Fund have been the financial processing companies and the sub-prime mortgage lenders. In the case of the former group, aggressive pricing by the industry leader, First Data, squeezed the margins (and stock prices) of everyone else. We believe profits will improve as competition exits the arena and other entrants are acquired. In the case of the sub-prime mortgage firms, the market has painted all companies with the same
(red) brush, not differentiating for quality of loan portfolios or revenue recognition policies. Unlike the sub-prime auto lenders who lend against depreciating and mobile assets, the mortgage group advances against collateral whose value is relatively predictable. In fact, average home prices are rising in all states except Hawaii. We believe that the companies we own are capable of managing their higher risk borrowers and are compensated for the risk with sufficiently high spreads on their loans. We would be happier to see the accounting standards of the industry change so that less reported income was derived from the present value of future spreads.

      There has been a significant increase in the volatility of stock markets around the world recently due to weak currencies of emerging economies in the Pacific Rim. A handful of our companies, namely HSBC Holdings, CitiCorp and Chase Manhattan have material interests in these countries. We believe these banks will not

"Leading the pack over the last
year have been the
brokerage stocks..."

--------------------------------------------------------------------------------
Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is Salomon, Inc. followed by an up arrow and the phrase "Merges with Travelers/Smith Barney." The second listing is Royal Bank of Canada followed by an up arrow and the phrase "North Anerica's fourth largest bank gains market recognition of its value." The third listing is CapMAC Holdings followed by a down arrow and the phrase "Poor results in financial gurantee business." A footnote below states "See "Schedule of Investments." Investment holdings are subject to change."
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                                        4
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                 John Hancock Funds - Financial Industries Fund

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Bar chart with heading "Fund Performance" at top of right hand column. Under the heading is the footnote "Forthe year ended October 31, 1997." The chart is scaled in increments of 10% from top to bottom with 50% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 37.19% total return for John Hancock Financial Industries Fund: Class A. The second represents the 24.06% total return for John Hancock Financial industries
Fund: Class B. The third represents the 41.27% total return for the Average financial services fund. A footnote below states "The total return for John Hancock Financial Industries Fund is at net asset value with all dividends
reinvested.   The  average  financial  industries  fund  is  tracked  by  Lipper
Analytical Services. (1)". See pages seven and eight for historical performance information.
--------------------------------------------------------------------------------

* For Class B shares, return is from inception January 14, 1997 through October 31, 1997.

Total returns for John Hancock Financial Industries Fund are at net asset value with all distributions reinvested. The average financial services fund is tracked by Lipper Analytical Services, Inc.(1) See pages seven and eight for historical performance information.

*For Class B shares, return is from inception January 14, 1997 through October 31, 1997.
--------------------------------------------------------------------------------

suffer inordinate credit losses, but only a diminution in revenues as volumes contract. The stock market has already accounted for these potential losses several times over.

Earnings still on an uptrend

In 1997, earnings results for most of the financial stocks have exceeded expectations. Current macro-economic conditions are ideal for financial equities: moderate growth, low inflation and stable interest rates. In this environment, the companies reported 12% to 14% year-over-year earnings growth. Securities brokers have turned in exceptionally strong results as trading volume and equity and debt offerings have exploded. Across the spectrum of financial firms, loan/asset quality is excellent, margins remain adequate, managements' attention to overhead levels and efficiency is paramount and stock buybacks counter excess capital build-up. The concerns over rising consumer credit costs have abated, due to lower levels of charge-offs and delinquencies reported since the second quarter. As long as the macro-economic stars remain in proper alignment, our 1998 earnings models call for 10% earnings increases over 1997.

      We expect that the majority of the publicly traded securities brokers and asset managers will be acquired by other financial firms within the next three years. However, shares of these companies are trading at multiples of book values and future earnings that largely reflect their potential value in an acquisition. Less expensive companies with more predictable earnings that are also likely to be in the path of merger activity can be found among domestic and foreign banks, life insurance companies, and real estate investment trusts (REITS).

The consolidation beat goes on

So far this year, 11 of the Fund's holdings announced their intent to be acquired. These deals have been spread across several industry combinations, including banks buying thrifts (CCB Financial/American Federal Bank); banks buying brokers (Bankers Trust/Alex Brown) and life insurers buying each other (ING/Equitable of Iowa). We expect the consolidation among and across the various financial services industries to continue and perhaps accelerate in the future. An important catalyst would be the reform or repeal of the Glass-Steagall Act. This depression-era law, widely regarded by economists and academicians to be an anachronism, makes it impossible for industrial companies, banks, and insurers to combine with each other, and imposes restrictions on affiliations between commercial banks and investment banks. A bill to substantially liberalize the Act was passed by the House Banking Committee this summer, but it still faces considerable hurdles before the full

"...earnings results for most of the financial stocks have exceeded expectations."

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                 John Hancock Funds - Financial Industries Fund

House and subsequently the Senate. We think enactment of such a bill is inevitable, but perhaps sill a few years away.

      In the meantime, companies are already busy exploiting recent regulatory changes. As we noted earlier, the Fed has increased the amount of revenue a bank can realize from securities underwriting, clearing a path for several bank/broker mergers. We think future commercial bank acquisitions of brokerage firms will move away from being driven by underwriting capability and toward distribution. In particular, we think that regional banks will have an interest in regional brokers that serve the same geographic area. The Controller of the Currency has clarified rules allowing banks to sell insurance; this is a minor business at best for most banks now, but we think it has enormous potential. Mergers between banks and insurers, however, are on hold until Glass-Steagall reform is realized. Nevertheless, mergers among insurance companies are picking up in pace. We expect a large number of deals among the nation's 1,700 life insurance companies. This industry has been experiencing slow growth and needs to consolidate to achieve greater efficiencies.

      We are particularly excited about consolidation possibilities resulting from the European Monetary Union (EMU), which is scheduled for 1999. While the financial institutions in western Europe are very concentrated within each country, they are fragmented when the continent is viewed as a whole. It is still too early to tell if the cultural and regulatory obstacles that have inhibited the formation of trans-European financial entities in the past will evaporate under the EMU.

Portfolio strategy and outlook

Following in the footsteps of the John Hancock Regional Bank Fund, but taking a broader path, John Hancock Financial Industries Fund invests in relatively inexpensive financial stocks that have solid earnings fundamentals and may be in the path of consolidation. The Fund is diversified across financial industries as follows as a percent of net assets: banks and thrifts, 25% (including foreign banks at 8%;) insurance, 23%; finance, 15%; brokers, 9%; REITs, 9%; asset managers, 4%; other, 3%; and cash, 12%. Our investment process has us choose attractive segments, and then stocks within that group, that fit our valuation and "endgame" criteria. While our relative weightings among sub-segments have not changed radically over the last six months, we have changed some individual stocks within the sub-segments, as we selectively rotate in and out of names based on relative valuation and price performance.

      Our outlook for financial stocks remains bright. All the elements that make these stocks compelling are still in place. Economic conditions are near perfect, with sustained growth in a backdrop of low inflation and interest rates. What's more, the regulatory climate bodes well for cross-industry consolidations for years to come.

"...the regulatory climate bodes well for cross-industry consolidations..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to different, and sometimes greater, risks than the market as a whole.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

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                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Financial Industries Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all the distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for risks associated with industry segment investing before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (3/14/96)
                                                    ----     ---------
Cumulative Total Returns                            37.79%     74.10%
Average Annual Total Returns (1)                    37.79%     43.07%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended September 30, 1997

                                                 SINCE
                                               INCEPTION
                                               (1/14/97)
                                               ---------
Cumulative Total Returns                         22.82%
Average Annual Total Returns (1)                 22.82%(2)

Notes to Performance

(1) The Adviser had agreed to limit the Fund's expenses to 0.90% of the Fund's average daily net assets, including the management fee (but not including a 12b-1 fee or other class specific expenses). Without the limitations of expenses, the average annual total return for the one year and since inception periods would have been 37.44% and 40.45%, respectively, for Class A shares and 22.57% since inception for Class B shares.

(2)   Not annualized.

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                 John Hancock Funds - Financial Industries Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Financial Industries Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index. The Standard & Poor's 500 Stock Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. Past performance is not indicative of future results.


Line chart with the heading Financial Industries Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the Financial Industries Fund, before sales charge, and is equal to $17,802 as of October 31, 1997. The second line represents the value of the Financial Industries Fund, after sales charge, and is equal to $16,912 as of October 31, 1997. The third line represents the value of a $10,000 hypothetical investment in the Standard & Poor's 500 Stock Index on March 14, 1996, and is equal to $14,762 as of October 31, 1997.

Line chart with the heading Financial Industries Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of a $10,000 hypothetical investment in the Standard & Poor's 500 Stock Index on January 14, 1997, and is equal to $12,531 as of October 31, 1997. The second line represents the value of the Financial Industries Fund, before sales charge, and is equal to $12,406 as of October 31, 1997. The third line represents the value of the Financial Industries Fund, after sales charge, and is equal to $11,906 as of October 31, 1997.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on October 31, 1997. You'll also find the net asset value for each share as of that date.

Statement of Assets and Liabilities
October 31, 1997
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks (cost - $1,348,838,180) ....................     $1,510,077,913
   Joint repurchase agreement (cost - $165,045,000) .........        165,045,000
   Short-term investments (cost - $49,763,157) ..............         49,741,992
   Corporate savings account ................................              9,572
                                                                  --------------
                                                                   1,724,874,477
  Receivable for investments sold ...........................          2,209,308
  Receivable for shares sold ................................         24,193,222
  Receivable for forward foreign currency
   contracts purchased - Note A .............................                196
  Dividends receivable ......................................          1,992,238
  Interest receivable .......................................            483,999
  Foreign tax receivable ....................................             28,089
  Deferred organization expense - Note A ....................             17,149
                                                                  --------------
                    Total Assets ............................      1,753,798,678
                    ------------------------------------------------------------
Liabilities:
  Payable for investments purchased .........................         25,432,754
  Payable for shares repurchased ............................            631,460
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ..................................          1,539,483
  Accounts payable and accrued expenses .....................            550,470
                                                                  --------------
                    Total Liabilities .......................         28,154,167
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in ...........................................      1,559,388,659
  Accumulated net realized gain on investments ..............          1,530,386
  Net unrealized appreciation of investments ................        161,209,674
  Undistributed net investment income .......................          3,515,792
                                                                  --------------
                    Net Assets ..............................     $1,725,644,511
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset value and shares of
   beneficial interest outstanding -
   unlimited number of shares authorized
   with no par value)
  Class A - $416,698,103/29,215,418 .........................             $14.26
  ==============================================================================
  Class B - $1,308,946,408/92,292,702 .......................             $14.18
  ==============================================================================

Maximum Offering Price Per Share*
  Class A -($14.26 x 105.26%) ...............................             $15.01
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended October 31, 1997
--------------------------------------------------------------------------------

Investment Income:
  Dividends (net of foreign withholding taxes of $169,504) ....     $10,396,565
  Interest ....................................................       3,686,872
                                                                  --------------
                                                                     14,083,437
                                                                  --------------
  Expenses:
   Investment management fee - Note B .........................       4,842,498
   Distribution and service fee - Note B
     Class A ..................................................         446,824
     Class B ..................................................       4,633,923
   Transfer agent fee - Note B ................................       1,363,906
   Registration and filing fees ...............................         604,857
   Custodian fee ..............................................         171,818
   Financial services fee - Note B ............................         110,155
   Printing ...................................................          35,598
   Auditing fee ...............................................          23,500
   Miscellaneous ..............................................          11,708
   Legal fees .................................................           6,674
   Trustees' fees .............................................           6,247
   Organization expense - Note A ..............................           5,092
                                                                  --------------
                    Total Expenses ............................      12,262,800
                    -----------------------------------------------------------
                    Less expense reductions -
                    Note B ....................................      (1,671,056)
                    ------------------------------------------------------------
                    Net Expenses ..............................      10,591,744
                    -----------------------------------------------------------
                    Net Investment Income .....................       3,491,693
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
  Net realized gain on investments sold .......................       1,530,386
  Net realized gain on foreign currency transactions ..........          24,664
  Change in net unrealized appreciation/depreciation
   of investments .............................................     161,090,182
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions ...........................          (8,894)
                                                                  --------------
                    Net Realized and Unrealized
                    Gain on Investments .......................     162,636,338
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations .................    $166,128,031
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              PERIOD ENDED        YEAR ENDED
                                                                            OCTOBER 31, 1996   OCTOBER 31, 1997
                                                                            ----------------   ----------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income .................................................        $1,763           $3,491,693
   Net realized gain on investments sold and foreign currency transactions        53,536            1,555,050
   Change in net unrealized appreciation/depreciation of investments and
     foreign currency transactions .......................................       128,386          161,081,288
                                                                             -----------      ---------------
     Net Increase in Net Assets Resulting from Operations ................       183,685          166,128,031
                                                                             -----------      ---------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A ** - (none and $0.0283 per share, respectively) .............            --               (2,341)
   Distributions from net realized gain on investments sold
     Class A ** - (none and $0.6466 per share, respectively) .............            --              (53,523)
                                                                             -----------      ---------------
     Total Distributions to Shareholders .................................            --              (55,864)
                                                                             -----------      ---------------
From Fund Share Transactions - Net:* .....................................       211,607        1,558,677,052
Net Assets:
   Beginning of period ...................................................       500,000              895,292
                                                                             -----------      ---------------
   End of period (including undistributed net investment income
     of $1,776 and $3,515,792, respectively) .............................      $895,292       $1,725,644,511
                                                                             ===========      ===============

* Analysis of Fund Share Transactions:

                                                                         PERIOD ENDED                 YEAR ENDED
                                                                       OCTOBER 31, 1996            OCTOBER 31, 1997
                                                                   -----------------------     ----------------------------
                                                                     SHARES       AMOUNT         SHARES           AMOUNT
                                                                   ----------   ----------     ----------       -----------
CLASS A **
   Initial investment by John Hancock Advisers, Inc. ............    58,824       $500,000             --      $         --
   Shares sold ..................................................    31,545        301,830     31,103,168       400,561,297
   Shares issued to shareholders in reinvestment of distributions        --             --          1,495            16,558
                                                                     ------       --------     ----------      ------------
                                                                     90,369        801,830     31,104,663       400,577,855
   Less shares repurchased ......................................    (9,232)       (90,223)    (1,970,382)      (25,782,509)
                                                                     ------       --------     ----------      ------------
   Net increase .................................................    81,137       $711,607     29,134,281      $374,795,346
                                                                     ======       ========     ==========      ============

CLASS B ***
Shares sold .....................................................                              94,841,897    $1,217,437,825
Less shares repurchased .........................................                              (2,549,195)      (33,556,119)
                                                                                               ----------    --------------
Net increase ....................................................                              92,292,702    $1,183,881,706
                                                                                               ==========    ==============

 **Class A shares commenced operations on March 14, 1996.
***Class B shares commenced operations on January 14, 1997.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold and repurchased during the period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                              PERIOD ENDED          YEAR ENDED
                                                                           OCTOBER 31, 1996(1)   OCTOBER 31, 1997
                                                                           -------------------   ----------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period ...................................          $8.50              $11.03
                                                                                  -------            --------
  Net Investment Income (2) ..............................................           0.02                0.14
  Net Realized and Unrealized Gain on Investments ........................           2.51                3.77
                                                                                  -------            --------
   Total from Investment Operations ......................................           2.53                3.91
                                                                                  -------            --------

Distributions to Shareholders:
  Dividends from Net Investment Income ...................................              -               (0.03)
  Distributions from Net Realized Gains on Investments Sold ..............              -               (0.65)
                                                                                  -------            --------
   Total Distributions ...................................................              -               (0.68)
                                                                                  -------            --------
  Net Asset Value, End of Period .........................................         $11.03              $14.26
                                                                                  =======            ========

  Total Investment Return at Net Asset Value (3) .........................          29.76%(7)           37.19%
  Total Adjusted Investment Return at Net Asset Value (3,4) ..............          26.04%(7)           36.92%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ...............................           $895            $416,698
  Ratio of Expenses to Average Net Assets ................................           1.20%(8)            1.20%
  Ratio of Adjusted Expenses to Average Net Assets (5) ...................           7.07%(8)            1.47%
  Ratio of Net Investment Income to Average Net Assets ...................           0.37%(8)            1.10%
  Ratio of Adjusted Net Investment Income (Loss) to Average Net Assets (5)          (5.50%)(8)           0.83%
  Portfolio Turnover Rate ................................................             31%                  6%
  Average Brokerage Commission Rate (6) ..................................        $0.0649             $0.0661
  Fee Reduction Per Share (2) ............................................          $0.38               $0.03

The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net investment income, gains (losses), and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                         PERIOD ENDED
                                                                      OCTOBER31, 1997 (1)
                                                                      -------------------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period ............................           $11.43
                                                                            --------
  Net Investment Income (2) .......................................             0.04
  Net Realized and Unrealized Gain on Investments .................             2.71
                                                                            --------
  Total from Investment Operations ................................             2.75
                                                                            --------
  Net Asset Value, End of Period ..................................           $14.18
                                                                            ========
  Total Investment Return at Net Asset Value (3) ..................            24.06%(7)
  Total Adjusted Investment Return at Net Asset Value (3,4) .......            23.85%(7)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) ........................       $1,308,946
  Ratio of Expenses to Average Net Assets .........................             1.90%(8)
  Ratio of Adjusted Expenses to Average Net Assets (5) ............             2.17%(8)
  Ratio of Net Investment Income to Average Net Assets ............             0.40%(8)
  Ratio of Adjusted Net Investment Income to Average Net Assets (5)             0.13%(8)
  Portfolio Turnover Rate .........................................                6%
  Average Brokerage Commission Rate (6) ...........................          $0.0661
  Fee Reduction Per Share (2) .....................................            $0.03

(1) Class A and Class B commenced operations on March 14, 1996 and January 14, 1997, respectively.
(2)   Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.
(5)   Unreimbursed, without fee reduction.
(6)   Per portfolio share traded.
(7)   Not annualized.
(8)   Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

Schedule of Investments
October 31, 1997
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Financial Industries Fund on October 31, 1997. It's divided into two main categories: common stocks and unit; and short-term investments. The common stocks are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES      VALUE
-------------------                                ----------------      -----

COMMON STOCKS AND UNIT
Banks - Foreign (7.92%)
  ABN Amro Holding NV, American
    Depositary Receipt, ADR (Netherlands) .........     312,000       $6,220,500
  Allied Irish Banks PLC, ADR (Ireland) ...........     233,000       11,853,875
  Australia & New Zealand Banking Group
    Ltd., ADR (Australia) .........................     140,000        4,882,500
  Banco Bilbao Vizcaya, S.A. ADR (Spain) ..........     340,000        8,925,000
  Bank of Scotland (United Kingdom) ...............     865,509        7,195,149
  HSBC Holdings, PLC (United Kingdom) .............     230,000        5,399,618
  ING Groep N.V. ADR (Netherlands) ................     203,400        8,466,525
  National Westminster Bank, PLC
    (United Kingdom) ..............................     800,000       11,496,800
  Royal Bank of Canada (Canada) ...................     538,100       28,889,244
  Royal Bank of Scotland Group, PLC
    (United Kingdom) ..............................     525,000        5,563,950
  Societe Generale (France) .......................      75,000       10,293,533
  Svenska Handelsbanken (Class A)
    (Sweden)* .....................................     275,000        8,708,288
  Toronto-Dominion Bank (Canada)  .................     515,200       18,804,800
                                                                    ------------
                                                                     136,699,782
                                                                    ------------

Banks - Midwest (2.59%)
  BancFirst Ohio Corp. ............................      71,900        3,091,700
  Community First Bankshares, Inc. ................     130,000        6,207,500
  Star Banc Corp. .................................     340,000       16,681,250
  TCF Financial Corp. .............................     329,138       18,719,724
                                                                    ------------
                                                                      44,700,174
                                                                    ------------

Banks - Money Center (4.90%)
  Bankers Trust New York Corp. ....................     232,600       27,446,800
  Chase Manhattan Corp. ...........................     283,400       32,697,275
  Citicorp ........................................     194,500       24,324,656
                                                                    ------------
                                                                      84,468,731
                                                                    ------------

Banks - Northeast (1.92%)
  FNB Rochester Corp. .............................      36,750          666,094
  State Street Corp. ..............................     380,000       21,185,000
  U.S. Trust Corp. ................................     162,500        9,506,250
  Vermont Financial Services Corp. ................      70,500        1,841,813
                                                                    ------------
                                                                      33,199,157
                                                                    ------------

Banks - Southeast (1.40%)
  CCB Financial Corp. .............................      96,008        8,736,683
  First Tennessee National Corp. ..................     268,700       15,483,837
                                                                    ------------
                                                                      24,220,520
                                                                    ------------

Banks - Southwest (0.58%)
  Bank United Corp. (Class A) .....................     170,000        7,140,000
  Southwest Bancorp. of Texas, Inc.* ..............      93,900        2,817,000
                                                                    ------------
                                                                       9,957,000
                                                                    ------------

Banks - Super Regional (4.55%)
  Banc One Corp. ..................................     420,148       21,900,215
  BankBoston Corp. ................................     334,300       27,099,194
  Norwest Corp. ...................................     920,000       29,497,500
                                                                    ------------
                                                                      78,496,909
                                                                    ------------

Banks - West (1.38%)
  City National Corp. .............................     333,287       10,019,444
  Greater Bay Bancorp .............................      97,733        4,495,718
  SJNB Financial Corp. ............................      52,000        2,080,000
  West Coast Bancorp ..............................      66,125        1,950,688
  Westamerica Bancorp .............................      60,357        5,311,416
                                                                    ------------
                                                                      23,857,266
                                                                    ------------

Broker Services (9.48%)
  Edwards (A.G.), Inc. ............................     729,500       23,936,719
  EVEREN Capital Corp. ............................     269,500       10,173,625
  Interra Financial, Inc. .........................     175,100        9,652,387
  Interstate/Johnson Lane, Inc. ...................     116,600        3,148,200
  Legg Mason, Inc. ................................     324,400       15,915,875
  Lehman Brothers Holdings, Inc. ..................     372,200       17,516,662
  McDonald & Co., Investments .....................     384,200        9,388,887
  Morgan Keegan, Inc. .............................     250,650        4,449,038
  Morgan Stanley, Dean Witter,
     Discover & Co. ...............................     603,100       29,551,900
  Raymond James Financial, Inc. ...................     283,700        8,511,000
  Salomon, Inc. ...................................     402,800       31,292,525
                                                                    ------------
                                                                     163,536,818
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

Business Services (0.96%)
  Coinstar, Inc.* .................................      55,000         $553,438
  First Data Corp. ................................     469,400       13,641,937
  First USA Paymentech, Inc.* .....................      69,500        1,224,937
  National Processsing, Inc.* .....................     105,500        1,074,781
                                                                    ------------
                                                                      16,495,093
                                                                    ------------

Computer (1.84%)
  BISYS Group, Inc. (The)* ........................     267,800        8,335,275
  E*TRADE Group, Inc.* ............................     121,000        3,735,875
  Fiserv, Inc.* ...................................     438,200       19,609,450
                                                                    ------------
                                                                      31,680,600
                                                                    ------------

Finance - Consumer Loans (8.54%)
  Aames Financial Corp. ...........................     140,325        2,052,253
  Advanta Corp. (Class A) .........................      19,250          625,625
  American Express Co. ............................     394,200       30,747,600
  Associates First Capital Corp. (Class A) ........     501,000       31,876,125
  Capital One Financial Corp. .....................     143,400        6,542,625
  ContiFinancial Corp.* ...........................     188,300        5,354,781
  Delta Financial Corp.* ..........................     158,300        2,888,975
  First Alliance Corp. (Class A)* .................      75,000        2,475,000
  FIRSTPLUS Financial Group, Inc.* ................      66,200        3,641,000
  Household International, Inc. ...................     254,000       28,765,500
  Imperial Credit Industries, Inc.* ...............     200,800        5,045,100
  MBNA Corp. ......................................     394,750       10,386,859
  New Century Financial Corp.* ....................      67,000        1,072,000
  Providian Financial Corp. .......................     230,000        8,510,000
  United Companies Financial Corp. ................     293,500        7,429,219
                                                                    ------------
                                                                     147,412,662
                                                                    ------------

Finance - Investment Management (3.99%)
  Amvescap PLC, ADR (United Kingdom) ..............     286,600       18,843,950
  Franklin Resources, Inc. ........................     223,600       20,096,050
  Investors Group, Inc. (Canada)  .................      40,000        1,199,456
  Kansas City Southern Industries, Inc. ...........      95,000        2,897,500
  Liberty Financial Cos., Inc. ....................      85,000        4,420,000
  Price (T. Rowe) Associates, Inc. ................     324,000       21,465,000
                                                                    ------------
                                                                      68,921,956
                                                                    ------------

Finance - Savings & Loan (1.26%)
  First Federal Bancshares
    of Arkansas, Inc. .............................     112,500        2,418,750
  InterWest Bancorp, Inc. .........................     109,300        4,180,725
  PALFED, Inc. ....................................      66,800        1,670,000
  Washington Mutual, Inc. .........................     196,500       13,447,969
                                                                    ------------
                                                                      21,717,444
                                                                    ------------

Finance - SBIC & Commercial (1.29%)
  Financial Federal Corp.* .........................     114,600       2,177,400
  Newcourt Credit Group, Inc. (Canada) .............     261,000       9,086,063
  Resource America, Inc. (Class A) .................      84,000       4,431,000
  Sirrom Capital Corp. .............................     113,200       5,702,450
  Willis Lease Finance Corp.* ......................      49,500         897,188
                                                                    ------------
                                                                      22,294,101
                                                                    ------------

Insurance - Accident & Health (1.40%)
  Penncorp Financial Group, Inc. ...................     200,000       6,512,500
  Provident Cos., Inc. .............................     527,900      17,618,663
                                                                    ------------
                                                                      24,131,163
                                                                    ------------

Insurance - Brokers (1.18%)
  Marsh & McLennan Cos., Inc. ......................     286,200      20,320,200
                                                                    ------------

Insurance - Life (4.40%)
  AmerUs Life Holdings, Inc. (Class A) .............     202,100       6,277,731
  AmVestors Financial Corp. ........................     437,500       8,804,687
  ARM Financial Group, Inc. (Class A) ..............     113,500       2,454,437
  Equitable of Iowa Cos ............................     189,000      12,651,187
  Hartford Life, Inc. (Class A) ....................     185,900       6,866,681
  Liberty Corp. ....................................     300,000      12,843,750
  Nationwide Financial Services, Inc.
    (Class A) ......................................     389,000      11,840,187
  Presidential Life Corp. ..........................     410,000       8,148,750
  Protective Life Corp. ............................     115,000       6,080,625
                                                                    ------------
                                                                      75,968,035
                                                                    ------------

Insurance - Multi Line (2.33%)
  CapMAC Holdings Inc. .............................     317,500       9,525,000
  Enhance Financial Services Group, Inc. ...........     167,000       8,819,687
  MBIA, Inc. .......................................     340,000      20,315,000
  Royal & Sun Alliance Insurance Group, PLC
    (United Kingdom)* ..............................     155,000       1,493,224
                                                                    ------------
                                                                      40,152,911
                                                                    ------------

Insurance - Property & Casualty (13.28%)
  Ace, Ltd. (Bermuda) ..............................     213,750      19,865,391
  Aetna, Inc. ......................................     193,500      13,750,594
  Allmerica Financial Corp. ........................     491,000      23,015,625
  Cincinnati Financial Corp. .......................     308,500      27,957,812
  Frontier Insurance Group, Inc. ...................     151,000       5,086,812
  General Re Corp. .................................     170,775      33,674,695
  Penn-America Group, Inc. .........................     131,400       2,422,688
  PMI Group, Inc. ..................................     231,400      13,985,237
  Progressive Corp. ................................     269,100      28,053,675
  SAFECO Corp. .....................................      73,500       3,500,438
  St. Paul Cos., Inc. ..............................     304,200      24,316,988

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                                                       MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES    VALUE
-------------------                                ----------------    -----

Insurance - Property & Casualty (continued)
  Summit Holdings Southeast, Inc.* .............      94,800          $1,706,400
  Travelers Property Casualty Corp.
    (Class A) ..................................     487,400          17,607,325
  Trenwick Group, Inc. .........................     329,000          11,473,875
  Unionamerica Holdings PLC, ADR
    (United Kingdom) ...........................      39,400             783,075
  USF&G Corp. ..................................     100,000           2,025,000
                                                                    ------------
                                                                     229,225,630
                                                                    ------------
Mortgage & Real Estate Services (3.17%)
  Countrywide Credit Industries, Inc. ..........     460,000          15,783,750
  Fannie Mae ...................................     615,000          29,789,062
  HomeSide, Inc.* ..............................     343,000           9,196,687
                                                                    ------------
                                                                      54,769,499
                                                                    ------------
REIT - Equity Trust (8.31%) Apartment
    Investment & Management Co.
    (Class A) ..................................     170,600           6,045,637
  Arden Realty Group, Inc. .....................     250,000           7,625,000
  Beacon Properties Corp. ......................     304,500          12,827,062
  Boston Properties, Inc. ......................     166,000           5,312,000
  Brandywine Realty Trust ......................     157,500           3,691,406
  Cali Realty Corp. ............................     205,300           8,314,650
  Colonial Properties Trust ....................     235,000           6,668,125
  Equity Residential Properties Trust ..........     251,000          12,675,500
  Excel Realty Trust, Inc. .....................     224,000           6,748,000
  Glenborough Realty Trust, Inc. ...............     251,800           6,452,375
  Innkeepers USA Trust .........................     215,000           3,587,812
  Patriot American Hospitality, Inc. ...........     195,671           6,457,143
  Prentiss Properties Trust ....................     318,000           8,725,125
  Price REIT, Inc. .............................     125,000           4,921,875
  Reckson Associates Realty Corp. ..............     505,000          13,224,688
  SL Green Realty Corp. ........................     111,500           2,794,469
  Spieker Properties, Inc. .....................     469,500          18,369,188
  Starwood Lodging Trust .......................      94,300           5,640,319
  Storage Trust Realty .........................      50,000           1,278,125
  Tower Realty Trust, Inc.* ....................      78,000           1,969,500
                                                                    ------------
                                                                     143,327,999
                                                                    ------------
REIT - Mortgage Trust (0.83%)
  CRIIMI MAE, Inc. .............................     125,000           1,984,375
  Hanover Capital Mortgage Holdings, Inc.* .....     137,600           2,425,200
  IMH Commercial Holdings, Inc. ................     100,000           1,800,000
  Imperial Credit Commercial Mortgage
    Investment Corp.* ..........................      55,000             907,500
  Ocwen Asset Investment Corp. .................     362,500           7,204,688
                                                                    ------------
                                                                      14,321,763
                                                                    ------------
UNIT (0.01%)
Finance - Services Misc
  CoreCap, Inc. (r) ............................       4,500             202,500
                                                                    ------------
                   TOTAL COMMON STOCKS AND UNIT
                           (Cost $1,348,838,180)      (87.51%)     1,510,077,913
                                                      --------     -------------

                                                INTEREST    PAR VALUE
ISSUER, DESCRIPTION                               RATE    (000s OMITTED)
-------------------                               ----    --------------

SHORT-TERM INVESTMENTS

Joint Repurchase Agreement (9.57%)

  Investment in a joint repurchase
    agreement transaction with Aubrey
    G. Lanston & Co., Dated 10-31-97,
    Due 11-03-97 (Secured by U.S.
    Treasury Notes 5.00% thru 9.25%
    Due 02-28-98 thru 04-30-02)
   - Note A .....................................  5.680%  $165,045  165,045,000
                                                                     -----------
Short-Term Notes (2.88%)
  American General Finance Corp.,
   Due 01-15-98 .................................  8.250      1,000    1,002,030
  Associates Corp. of North America,
   Due 11-01-97 .................................  7.750      1,000    1,001,240
  Barnett Bank,
   Due 11-21-97 .................................  5.530     10,000    9,969,278
  Chrysler Financial Corp.,
   Due 01-20-98 .................................  8.400      4,250    4,271,123
  Chrysler Financial Corp.,
   Due 06-23-98 .................................  6.300        300      300,741
  Countrywide Home Loan,
   Due 11-07-97 .................................  5.550     10,000    9,990,750
  Federal National Mortage
   Association, Due 02-10-98 ....................  8.650      4,970    5,006,480
  Federal National Mortage
   Association, Due 04-15-98 ....................  6.020        905      906,982
  Ford Motor Credit Co.,
   Due 12-01-97 .................................  7.125      3,000    3,006,750
  General Motors Acceptance Corp.,
   Due 01-05-98 .................................  5.500      3,000    2,997,870
  GTE Corp.,
   Due 11-19-97 .................................  5.620      6,000    5,983,140
  International Business Machines
   Corp., Due 11-01-97 ..........................  6.375      1,700    1,700,051
  International Lease Finance Corp.,
   Due 02-13-98 .................................  5.870        600      599,808

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                 John Hancock Funds - Financial Industries Fund

                                    INTEREST         PAR VALUE         MARKET
ISSUER, DESCRIPTION                 RATE        (000s OMITTED)          VALUE
-------------------                 ----        --------------          -----

Short-Term Notes (continued)
  Norwest Corp.,
   Due 11-15-97                     7.700%            $2,000          $2,005,280
  Pepsico Inc.,
   Due 1-15-98                      6.125              1,000           1,000,470
                                                                  --------------
           TOTAL SHORT-TERM NOTES
               (Cost $49,763,157)                                     49,741,992
                                                                  --------------
Corporate Saving Account (0.00%)
  Investors Bank & Trust Company
  Daily Interest Savings Account
  Current Rate 4.95%......................                                 9,572
                                                                  --------------
              TOTAL SHORT-TERM INVESTMENTS            (12.45%)       214,796,564
                                                    ---------     --------------
                         TOTAL INVESTMENTS            (99.96%)    $1,724,874,477
                                                    =========     ==============

*     Non-Income producing security.

(r) The security listed below is a direct placement security and is restricted as to resale. The Fund has limited rights to registration under the Securities Act of 1933 with respect to restricted securities (not including Rule 144A securities). In certain circumstances the Fund may bear a portion of the cost of such registrations; otherwise, such costs would be borne by the issuer. Additional information on this restricted security is as follows:

                                                       MARKET
                                                     VALUE AS A       MARKET
                                                     PERCENTAGE      VALUE AT
                     ACQUISITION    ACQUISITION       OF FUND'S     OCTOBER 31,
                        DATE           COST          NET ASSETS        1997
                     -----------    -----------      ----------     ----------
CoreCap, Inc.........  10-31-97     $202,500            0.01%        $202,500

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust II (the "Trust") (formerly Freedom Investment Trust) is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series: John Hancock Financial Industries Fund (the "Fund"), John Hancock Regional Bank Fund and John Hancock Disciplined Growth Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek capital appreciation through investments in financial services companies.

      The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. On January 14, 1997, Class B shares of beneficial interest were sold to commence class activity .

      Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities may be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

      The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate (s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged to the Fund's operations ratably over a five year period that commenced with the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other Funds managed by the Advisor in an unsecured line of credit with banks which permit borrowings up to $600 million, collectively. Interest is charged to each Fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at a rate of 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating Funds. The Fund had no borrowing activity for the year ended October 31, 1997.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

      The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

      These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

      Open foreign currency forward contracts bought at October 31, 1997, were as follows:

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

               PRINCIPAL AMOUNT
                  COVERED BY     EXPIRATION      UNREALIZED
CURRENCY           CONTRACT         MONTH       APPRECIATION
--------           --------         -----       ------------
British Pound
Sterling            327,246        NOV 97           $196
                                                   =====

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin", equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin", to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark-to-market", are recorded by the Fund as unrealized gains or losses.

      When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

      For Federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

      At October 31, 1997, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the written option.

      The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

      The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

      Risks may also arise if counterparties do not perform under the contracts' terms, or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

      At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

      There were no written option transactions for the year ended October 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.80% of the

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

first $500,000,000 of the Fund's average daily net asset value and (b) 0.75% of the Fund's average daily net asset value in excess of $500,000,000.

      The Adviser had agreed to limit Fund expenses, including the management fee (but not including the 12b-1 fee and any other class specific expenses), to 0.90% of the Fund's daily net assets. Accordingly, the reduction in expenses amounted to $1,671,056 for the year ended October 31, 1997. Effective November 1, 1997, the Adviser terminated this expense limit.

      The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended October 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $12,457,549. Out of this amount, $1,938,173 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $9,888,170 was paid as sales commissions to unrelated broker-dealers and $631,206 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"),Tucker Anthony Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect sole shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

      Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with sale of Class B shares. For the year ended October 31, 1997, contingent deferred sales charges received by JH Funds amounted to $600,520.

      In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

      The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

      The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

      Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser, and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended October 31, 1997, aggregated

==========================NOTES TO FINANCIAL STATEMENTS=========================

                 John Hancock Funds - Financial Industries Fund

$1,406,456,301, and $59,920,035, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended October 31, 1997.

      The cost of investments owned at October 31, 1997 (including short-term investments) for federal income tax purposes was $1,565,780,652. Gross unrealized appreciation and depreciation of investments aggregated $192,450,126 and $33,356,301, respectively, resulting in net unrealized appreciation of $159,093,825.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1997, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $24,664 and an increase in accumulated net investment income of $24,664. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1997. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                 John Hancock Funds - Financial Industries Fund

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
John Hancock Financial Industries Fund and the Trustees of John Hancock Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the "Fund") (a series of John Hancock Investment Trust II), at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and the significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where investments purchased were not yet received by the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 15, 1997

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended October 31, 1997.

      With respect to the dividends paid for the fiscal year ended October 31, 1997, 100% qualified for the dividends received deduction.

      Shareholders will be mailed a 1997 U.S. Treasury Department Form 1099-DIV in January 1998. This will reflect the total of all distributions which are taxable for the calendar year 1997.

======================================NOTES=====================================

                 John Hancock Funds - Financial Industries Fund

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================================================================================

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      This report is for the information of shareholders of the John Hancock
Financial Industries Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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